UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2017
The Arminda Group, Inc.
 (Exact name of registrant as specified in its charter)

Nevada000-1434389
82-1219253
(State or Other Jurisdiction of
Incorporation)
(Commission File Number)
(I.R.S. Employer Identification No.)

523 N. Sam Houston Pkwy E.
Suite 175
Houston, Texas
77060

(Address of Principal Executive Offices)
  (Zip Code)

832-764-8280
Registrant's Telephone Number, Including Area Code
(Former name or former address, if changed since last report)
Universal Solar Technology, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
   Emerging growth company?
   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.?

Item 5.03Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.
On April 17, 2017, Universal Solar Technology, Inc., filed an amendment
(the Amendment) to its Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada.The Amendment changed its name from Universal Solar Technology, Inc.to The Arminda Group, Inc.The Board of Directors approved the Amendment on April 11, 2017. The Amendment, which was effective upon filing, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.                                Other Events



(d)
                                            Exhibits.






Exhibit
Number

Description
 3.1

Amendment to Articles of Incorporation of Universal Solar Technology, Inc. ,as amended.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
The Arminda Group, Inc.

Date:August 18, 2017
By:
/s/Paul Landrew
 Paul Landrew
 President